Mineral Property Interests	12 Months Ended
Jul. 31, 2021
Note 4 - Mineral Property Interests
4.	MINERAL PROPERTY INTERESTS

	Maestro Property	Angel's Camp Royalty
Balance, July 31, 2020	$-	$1
Acquisition - cash payments	105,000	-
Acquisition - share issuance	210,000	-
Acquisition - net smelter return's royalty payments	25,000	-
Disposal	-	(1)
	$340,000	$-

(a)	Maestro (formerly Lone Pine) Property, British Columbia

Under a mineral claims purchase agreement (the “Agreement”) dated June 8, 2021 between the Company and Impala Capital Corp. (the “Vendor”), the Company acquired a 100% interest innine mineral claims located near Houston, British Columbia (the “Property”). Under the terms ofthe Agreement, the Company made $105,000 in cash payments and issued 1,000,000 shares to the Vendor, having a fair value of $210,000, which are subject to a 4 month resale restricted period.

The Property is subject to a pre-existing 2.5% net smelter returns (NSR) held by an unrelated arm’s length third party, of which 1.5% can be purchased for $1.5 million. This NSR is subject to an annual advance payment of $25,000 (paid).

(b)	Angel’s Camp Property

The Company retained a 1% NSR royalty (the “Royalty”) payable to the Company on any production from the Angel's Camp property located in Lake County, Oregon. The royalty was recorded at a nominal amount of $1.00. On February 1, 2021, the Company entered into an agreement for the sale of 100% of the Royalty on the Angel’s Camp Property, for US$150,000 to an arms-length purchaser. This transaction was closed on February 4, 2021.

Selling costs associated with the transaction include $12,756 (US$10,000) paid to an arms-length party and $2,500 paid to the Chief Financial Officer.